UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Illumina, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ILLUMINA, INC.
2021 Annual Meeting
Vote by May 25, 2021
11 :59 PM ET
ILLUMINA, INC. 5200 ILLUMINA WAY SAN DIEGO, CA 92122 ATIN: JULIET CUNNINGHAM
You invested in ILLUMINA, INC. and it•s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021.
Get informed before you vote
View the Notice & Proxy Statement, Form 10 -K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 26, 2021
9:00AM PDT
Meeting live via the Internet- please visit www.virtualshareholdermeeting.com/ILMN2021
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1. Election of Directors
Nominees:
1A Caroline D. Dorsa
For
1B RobertS. Epstein, M.D.
For
1C Scott Gottlieb, M.D.
For
1D Gary S. Guthart
For
1E Philip W. Schiller
For
1F John W. Thompson
For
2 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2022.
For
3 To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.
For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.